UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2026
________________________________________________________________________________
UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Performance Drive, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 468-2512
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on August 26, 2026. At the Annual Meeting, the stockholders voted on four proposals and cast their votes as described below. The record date for this meeting was May 29, 2026.
Proposal 1
The individuals listed below were elected at the Annual Meeting to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The voting results were as follows:

Nominees	For	Withhold Authority To Vote	Broker Non-Votes
Douglas E. Coltharp	451,050,542	2,471,485	24,878,365
Jerri L. DeVard	440,502,440	13,019,587	24,878,365
Mohamed A. El-Erian	451,055,017	2,467,010	24,878,365
Carolyn N. Everson	440,672,869	12,849,158	24,878,365
Dawn N. Fitzpatrick	452,258,682	1,263,345	24,878,365
David W. Gibbs	451,481,809	2,040,218	24,878,365
Eric T. Olson	431,702,312	21,819,715	24,878,365
Kevin A. Plank	440,754,848	12,767,179	24,878,365
Eugene D. Smith	440,647,683	12,874,344	24,878,365
Robert J. Sweeney	452,280,375	1,241,652	24,878,365
Patrick W. Whitesell	452,282,308	1,239,719	24,878,365

Proposal 2
The stockholders approved the Company’s executive compensation, in a non-binding advisory vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
447,520,994	5,729,825	271,208	24,878,365
Proposal 3
The stockholders approved the Company’s Fifth Amended and Restated 2005 Omnibus Long-Term Incentive Plan (the “2005 Plan”) to increase the number of Class C shares reserved for issuance, among other changes. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
441,500,764	11,890,670	130,593	24,878,365
A description of the 2005 Plan is included in Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on July 15, 2026, which description is incorporated herein by reference. Such description does not purport to be complete, and is qualified in its entirety by reference to the 2005 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Proposal 4
The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027. The voting results were as follows:

For	Against	Abstain
473,445,403	4,741,568	213,421

No other matters were submitted for stockholder action.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
10.1	Under Armour, Inc. Fifth Amended and Restated 2005 Omnibus Long-Term Incentive Plan.
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: August 27, 2026	By:	/s/ MEHRI SHADMAN
Mehri Shadman
Chief Legal and People Officer, Corporate Secretary